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                                                                   EXHIBIT 10.16


                                PLEDGE AGREEMENT


     This Pledge Agreement (the "Agreement") is made as of December 18, 1995, by and between Perot Systems Corporation, a Texas corporation ("PSC"), and James A. Cannavino ("Cannavino").

     WHEREAS, PSC has granted Cannavino the option to purchase 1,000,000 shares of PSC's common stock pursuant to a Stock Option Grant dated as of July 27, 1995 (the "Option Grant");

     WHEREAS, in accordance with the Option Grant, PSC has extended credit to Cannavino and may extend additional credit pursuant to the terms of a Purchase Price Note, a Covered Claims Note and a General Note (as such terms are defined in the Option Grant, the "Notes");

     NOW, THEREFORE, to secure the Obligations (as defined below), Cannavino and PSC hereby agree as follows:

     1. Definitions. Capitalized terms that are not otherwise defined in this Agreement have the meanings assigned to such terms in the Option Grant.

     2. Pledge of Securities. Cannavino hereby pledges and grants to PSC a security interest in the following:

           (a) the Option and any Restricted Stock purchased by Cannavino pursuant to the Option, together with any other shares of capital stock of PSC that may be distributed with respect to such Restricted Stock (collectively, the "Securities"), and all rights and privileges pertaining thereto;

           (b) all proceeds, products, cash, securities, dividends, increases, distributions and profits received from or on the Securities (the "Proceeds"), including without limitation distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations or changes in the capital structure of the issuer of the Securities; and

           (c) all subscriptions, warrants, options, preemptive rights and other rights issued or otherwise granted by the issuer of the Securities or any other person on or in connection with the Securities or any other item of the Collateral (as defined below);

(all of such property and rights described in items (a), (b) and (c) above are herein collectively called the "Collateral"); TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining to or incidental thereto, unto PSC, and its respective successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth. The security interest granted and the assignments made hereunder are made as security only and shall not subject PSC to, or transfer or in any way affect

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or modify, any obligation of Cannavino with respect to any of the Collateral or any transaction involving or giving rise thereto.

     3. Obligations Secured. The pledge and security interest in the Collateral granted hereby secures payment and performance of the following obligations of Cannavino to PSC, whether now outstanding or incurred after the date hereof (the "Obligations"): (a) all principal, interest, fees, expenses, obligations and liabilities of Cannavino arising pursuant to or represented by the Notes; (b) all taxes, assessments, insurance premiums, brokerage fees, reasonable attorneys' fees and other expenses of sale of the Collateral; (c) Cannavino's performance of his obligations under the Notes, this Agreement and the Option Grant; and (d) all renewals, extensions and modifications of the indebtedness and obligations referred to in the foregoing clauses, or any part thereof.

     4. Cannavino's Warranties and Indemnity. Cannavino represents, warrants and covenants to PSC (a) that he is and (except as provided in Section 6) will be the lawful owner of the Securities, (b) that the Securities are and (except as provided in Section 6) will remain free and clear of all liens, encumbrances and security interests other than the security interest granted by Cannavino hereunder, and (c) that Cannavino has the right and authority to pledge the Securities and otherwise to comply with the provisions hereof. In the event that any adverse claim is asserted in respect of the Securities or any portion thereof, except such as may result from an act of PSC not authorized hereunder, Cannavino shall indemnify PSC and hold PSC harmless from and against any losses, liabilities and expenses (including reasonable counsel fees) incurred by PSC in exercising any right, power or remedy of PSC hereunder or defending, protecting or enforcing the security interests created hereunder. Any such loss, liability or expense so incurred shall be paid by Cannavino upon demand, and shall become part of the Obligations of Cannavino secured pursuant to this Agreement. PSC hereby consents to the pledge of the Securities to PSC hereunder, notwithstanding any restrictions on transfer of the Securities set forth in the Option Grant.

     5. Negative Covenants. Cannavino covenants and agrees that, unless PSC otherwise consents in writing and except as provided in Section 6, Cannavino will not: (a) sell, assign or transfer any rights of Cannavino in the Collateral; or (b) create any lien in, or security interest in, or otherwise encumber, the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created in favor of PSC.

     6. Sale of Collateral. So long as no Event of Default (as defined in the Note) or event that with notice or passage of time or both would constitute an Event of Default (a "Potential Default") has occurred and is continuing, Cannavino may (subject to the provisions of the Option Grant):

           (a) transfer Restricted Stock to a maximum of two transferees pursuant to Section 4(e) of the Option Grant; provided that any such transfer must be effected pursuant to documentation reasonably acceptable in form and substance to PSC, and such documentation must provide that the Restricted Stock transferred remains subject to all of

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      the vesting provisions, transfer restrictions, repurchase options and other provisions of the Option Grant and this Agreement, in each case as if such Restricted Stock continued to be held by Cannavino; or

           (b) sell all or any portion of his Vested Stock to PSC pursuant to the Put Option or for cash to an unaffiliated buyer; provided that (i) in a sale to an unaffiliated buyer, if the Vested Stock is Publicly Traded at such time, the Vested Stock must be sold at the market price in a "brokers' transaction" as defined in Rule 144(g) under the Securities Act, and (ii) upon any sale of Vested Stock, Cannavino must promptly (and in any event within five days after the completion of each such sale) pay to PSC in respect of the Obligations an amount equal to the proceeds of such sale less any federal income taxes incurred by Cannavino as a result of such sale. Pending such payment, such net proceeds will continue to constitute Collateral hereunder.

PSC will deliver certificates representing the Vested Stock to Cannavino and take such other action as may be necessary to allow a sale of Vested Stock in accordance with this Section 6.

      7.   Dividends and Other Distributions.

           (a) Cannavino shall cause all non-cash dividends and distributions with respect to the Securities (including without limitation any stock dividends and any distributions made on or in respect of the Securities, whether resulting from a subdivision, combination or reclassification of the Securities or received in exchange for or in respect of the Securities or any part thereof or as a result of any merger, consolidation, acquisition or other transaction) to be distributed directly to PSC, to be held by PSC as additional Collateral; and if any such distribution is made to Cannavino, he shall receive such distribution in trust for PSC and shall immediately transfer it to PSC.

           (b) So long as no Event of Default or Potential Default has occurred and is continuing, Cannavino shall be entitled to receive any cash dividends payable in respect of the Securities; provided that, upon receipt of any such cash dividend, Cannavino will promptly (and in any event within 30 days) pay to PSC in respect of the Obligations (to the extent of the Obligations then outstanding) the full amount of such cash dividend less any income taxes payable by Cannavino as a result of such cash dividend, and, pending such payment, such cash dividend will continue to constitute Collateral hereunder.

      8. Voting Rights. So long as no Event of Default or Potential Default has occurred and is continuing, Cannavino shall be entitled to exercise any and all voting rights pertaining to the Securities for any purpose not inconsistent with the terms of the Note or this Agreement.

      9. Termination of Rights. During any period when an Event of Default has occurred and is continuing, all rights of Cannavino to sell Vested Stock pursuant to Section 6, to receive dividends pursuant to Section 7(b) or to exercise voting rights pursuant to Section 8 shall cease and all such rights shall thereupon become vested in PSC, which shall have the sole and

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exclusive right and authority to dispose of the Securities and to receive dividends and exercise voting rights in respect of the Securities. Further, PSC shall have the right, during the continuance of any Event of Default, to notify and direct the issuer of the Securities to make all payments, distributions, dividends and any other distributions payable in respect thereof directly to PSC. The issuer of the Securities making any payment or distribution to PSC hereunder shall be fully protected in relying on the written statement of PSC that it then holds a security interest that entitles PSC to receive such payments and distributions. Any and all money and other property paid over to or received by PSC pursuant to the provisions of this
Section 9 shall be retained by PSC as additional collateral hereunder and may be applied in accordance with the provisions hereof.

      10.  Rights and Remedies of PSC Upon and After Default.

           (a) Remedies. Upon the occurrence of an Event of Default, and in addition to any and all other rights and remedies which PSC may then have under this Agreement, the Option Grant, the laws of the United States or the Uniform Commercial Code, as then in effect in Texas (the "Code"), or otherwise, PSC may: (i) declare the entire unpaid balance of principal of and all accrued interest on the Obligations immediately due and payable, without notice except as required under the Notes (including notice of intention to accelerate and notice of acceleration), demand or presentment, which are hereby waived; (ii) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Obligations by any available judicial procedure; (iii) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of PSC, or elsewhere as chosen by PSC, all or any part of the Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts, (it being agreed that the sale of any part of the Collateral shall not exhaust the power of sale granted hereunder, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (iv) at PSC's discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that PSC is entitled to do so under the Code; (v) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Cannavino hereby consents to any such appointment; (vi) purchase the Collateral at any public sale; (vii) purchase the Collateral at any private sale if permitted by the Code; and/or (viii) exercise the rights set forth in
      Section 11 hereof.

           (b) Sale of Securities. Cannavino recognizes that PSC may be unable to effect a public sale of any or all of the Securities by reason of certain prohibitions contained in the federal securities laws and applicable state or foreign securities laws, and thus may resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Cannavino acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a

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      commercially reasonable manner. PSC shall be under no obligation to delay a sale of any of the Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if such issuer would agree to do so. Upon the consummation of any private or public sale, PSC shall have the right to deliver, assign, and transfer to the purchaser thereof the Securities so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, and Cannavino hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. PSC shall give Cannavino notice of PSC's intention to make any such public or private sale at broker's board or on a securities exchange to the extent required hereunder or by the Code. Such notice, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Securities, or that portion thereof so being sold, will first be offered for sale at such board or exchange. At any such sale the Securities may be sold in one lot as an entirety or in separate parcels, as PSC may determine. PSC shall not he obligated to make any such sale pursuant to any such notice if PSC shall determine not to do so, regardless of the fact that notice of sale of the Securities may have been given. PSC may without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Securities on credit or for future delivery, the Securities so sold may be retained by PSC until the selling price is paid by the purchaser thereof, but PSC shall not incur any liability in case of the failure of such purchaser to take up and pay for the Securities so sold and, in case of any such failure, such Securities may again be sold upon like notice. PSC may also, at its discretion, proceed by a suit or suits at law, or in equity to foreclose its security interest and sell the Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Securities or any part thereof, Cannavino shall execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use Cannavino's best efforts to secure the same.

           (c) Limitations on Right to Sell Securities. Notwithstanding any other provisions of this Agreement (i) Restricted Stock may not be sold by PSC unless it has vested in accordance with the Option Grant and (ii) the Option may not be sold or otherwise transferred by PSC, in whole or in part, at any time, and PSC's remedies with respect to the Option will be limited to retaining or canceling the Option.

           (d) Notification. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Cannavino and to any other person entitled under the Code to notice; provided, that if the Collateral

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      threatens to decline quickly in value, or if otherwise permitted by the
      Code, PSC may (but shall not be obligated to) sell or otherwise dispose of the Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this section.

           (e) Application of Proceeds. Upon the maturity of the Obligations or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, PSC is authorized and empowered to apply any and all funds realized from the sale of the Collateral not previously credited against the Obligations first toward the payment of the costs, charges and expenses, if any, incurred in connection with the collection of such funds hereunder, and then toward the payment of the Obligations in such order as PSC, in its sole discretion, shall deem appropriate, and shall pay the balance remaining (if any) to Cannavino as prescribed by the Code or as a court of competent jurisdiction may direct.

      11. Attorney-in-Fact. Cannavino hereby appoints PSC as the attorney-in-fact for Cannavino for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which PSC may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, PSC shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to Cannavino and included within the Collateral and to give full discharge for the same. Neither PSC nor any director or officer of the issuer of the Securities shall have any liability for the distribution to and collection of the Proceeds by PSC, but shall be fully protected in relying on the written statement of PSC as to its authorization pursuant to this paragraph. Any and all amounts collected by PSC pursuant hereto shall be applied against the Obligations in the manner that PSC shall determine, in PSC's sole and absolute discretion.

      12.  Certain Other Rights of PSC.

           (a) Duty of Care. PSC's only duty with respect to the Collateral shall be to exercise reasonable care to secure the safe custody thereof. PSC shall not have a duty to fix or preserve rights against prior parties to the Collateral, and shall never be liable for its failure to use diligence to collect any amount payable with respect to the Collateral, but shall be liable only to the account of Cannavino for what PSC may actually collect or receive thereon.

           (b) Financing Statement. PSC shall have the right at any time to execute and file this Agreement or a copy of this Agreement as a financing statement, but the failure of PSC to do so shall not impair the validity or enforceability of this Agreement.

           (c) Payment of Expenses. At PSC's option, PSC may discharge taxes, liens and interest, perform or cause to be performed, for and on behalf of Cannavino, any actions and conditions, obligations or covenants which Cannavino has failed or refused to

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      perform and may pay for the repair, maintenance or preservation of any of the Collateral, and all sums so expended, including, but not limited to, attorneys' fees, court costs, agents' fee or commissions, or any other costs or expenses, shall bear interest from the date of payment at the highest legal rate and shall be deemed to constitute part of the Obligations secured by this Agreement.

      13. Cumulative Rights and Remedies. All rights and remedies of PSC hereunder are cumulative of each other and of every other right or remedy which PSC may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise by PSC of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. Should Cannavino have heretofore executed or hereafter executed any other security agreement in favor of PSC in which a security interest is created as security for the debts of another or others, in respect of which Cannavino may not be personally liable, the security interest therein created and all other rights, powers and privileges vested in PSC by the terms thereof shall exist concurrently with the security interest created herein, and, in addition, all property in which PSC holds a security interest under any such other security agreement shall also be part of the Collateral hereunder, and all or any part of the proceeds of the sale or other disposition of such property may, in the discretion of PSC, be applied by PSC in accordance with the terms hereof, and of such other security agreement, or agreements, or any of them.

      14. Termination. Upon payment in full by Cannavino of all Obligations in accordance with their terms, this Agreement shall terminate and PSC shall return to Cannavino all certificates evidencing the Securities (and any related stock powers) then held under this Agreement.

      15. Repurchase Option. In the event that PSC exercises its right to cancel or repurchase any of the Securities under the Option Grant, PSC shall be entitled to release such Securities from the pledge under this Agreement and cancel or repurchase such Securities in accordance with the terms of the Option Grant.

     16. Further Assurances. Cannavino agrees to execute and deliver such further instruments and take such further actions as PSC may reasonably request from time to time to preserve or give effect to its rights under this Agreement.

     17. Action by PSC. Any election, consent, waiver or other action that may be taken by PSC hereunder will be taken by the Chairman of the Board, unless Cannavino is then serving in such capacity, in which case such action will be taken by the Board.

     18. Notices. Any notice to PSC that is required or permitted by this Agreement must be addressed to PSC at its principal office to the attention of the Chairman of the Board (unless Cannavino is then the Chairman of the Board, in which case to the attention of the Board of Directors), with a copy to the General Counsel. Any notice to Cannavino that is required or permitted by this Agreement must be addressed to Cannavino at the most recent address for Cannavino reflected in the appropriate records of PSC, with copies to Proskauer Rose Goetz &

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Mendelsohn LLP, 1585 Broadway, New York, New York 10036, Attention: Michael S.
Sirkin (telecopy: 212-969-2900). Either party may at any time change its address for notification purposes by giving the other prior written notice of the new address and the date upon which it will become effective. Whenever this Agreement requires or permits any notice from one party to another, the notice must be in writing and must be sent by courier, overnight delivery service, facsimile or certified mail, return receipt requested, and such notice will be deemed to be given (a) if sent by courier, on the date actually delivered, (b) if sent by overnight delivery service, one day after being sent,
(c) if sent by telecopy, on the date that confirmation of transmission is received by the sender, or (d) if sent by certified mail, on the third business day after being mailed.

     19. Enforcement. This Agreement will be governed by and construed in accordance with the laws of the State of Texas, without regard to the choice of law rules thereof. PSC will be entitled, in addition to any other remedies it may have at law or in equity, to temporary and permanent injunctive and other equitable relief to enforce the provisions of this Agreement. Any action to enforce the provisions of, or otherwise relating to, this Agreement may be brought in the appropriate courts in Dallas, Dallas County, Texas, and Cannavino hereby consents to the personal jurisdiction of such courts in any such action; provided that, at the request of PSC or Cannavino, any claim or dispute arising out of or relating to this Agreement or Cannavino's employment by PSC or the termination of such employment, including any federal or state statutory claims, will be resolved without resort to the courts solely through mediation and, if mediation is not successful, through binding arbitration pursuant to the rules of the American Arbitration Association. Neither party will be liable to the other for punitive damages for any such claim or dispute. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which that party may be entitled; provided that, if Cannavino becomes liable for any such fees, costs or other disbursements, such amounts will become Obligations under the applicable Note secured by this Agreement.

      20. Entire Agreement. This Agreement and the other documents and instruments specifically referenced herein constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, and except as expressly set forth herein or therein, there are no agreements or representations, written or oral, express or implied, with respect to such subject matter. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Cannavino and PSC. No waiver by either party hereto of any condition or provision of this Agreement to be performed by the other party will be deemed a waiver of any other provisions or conditions at the same or at any prior or subsequent time.

      21. Severability. If any provision of this Agreement is held to be invalid or unenforceable for any reason, the validity and enforceability of all other provisions of this Agreement will not be affected thereby.


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      22.  Counterparts.  This Agreement may be executed in any number of multiple counterparts and by different parties on separate counterparts, all of which when taken together will constitute one and the same agreement.

      23. Assignment. Neither party may assign this Agreement or any rights or obligations hereunder.

      IN WITNESS WHEREOF, and intending to be legally bound, Cannavino and a duly-authorized representative of PSC have executed this Agreement as of the date first above written.



                                           /s/ JAMES A. CANNAVINO
                                           -----------------------------------
                                           James A. Cannavino


                                           PEROT SYSTEMS CORPORATION



                                           By: /s/ PETER ALTABEF
                                               -------------------------------
                                           Name: Peter Altabef
                                                 -----------------------------
                                           Title: Vice President and General
                                                  ----------------------------
                                                  Counsel


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